SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              SIGMA DESIGNS, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                              SIGMA DESIGNS, INC.
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies: N/A
                                                                      ------
(2)  Aggregate number of securities to which transactions applies: N/A
                                                                   ---------
(3)  Per unit price or other underlying value of transaction computed pursuant
     to Exchange Act Rule 0-11:   N/A
                                 -------------------------------------------
(4)  Proposed maximum aggregate value of transaction:   N/A
                                                       ---------------------
(5)  Total fee paid:   N/A
                      ------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:   N/A
                              ----------------------------------------------
(2)  Form, Schedule or Registration Statement No.:   N/A
                                                    ------------------------
(3)  Filing party:   N/A
                    --------------------------------------------------------
(4)  Date filed:     N/A
                    --------------------------------------------------------

                             SIGMA DESIGNS, INC.
                             ------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 6, 1997

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sigma Designs, Inc., a California corporation (the "Company"), will be held on Friday, June 6, 1997 at 2:00 p.m., local time, at the principal executive offices of the Company at 46501 Landing Parkway, Fremont, California 94538, for the following purposes:

   1. To elect directors to serve for the ensuing year and until their successors are elected.

   2. To ratify and approve the amendment to the Company's 1994 Stock Plan to increase the number of shares available for grant thereunder by 1,000,000 to a total of 3,400,000.


   3. To ratify and approve the amendment to the Company's 1994 Director Option Plan to provide for an increase in the automatic option grant to outside directors by 10,000 shares to a total of 20,000 shares.

   4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 31, 1998.

   5. To transact such other business as may properly come before the meeting or any adjournment thereof.


   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on April 9, 1997 are entitled to receive notice of, to attend and to vote at the meeting and any adjournment thereof.

   All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                   FOR THE BOARD OF DIRECTORS


                                   Thinh Q. Tran
                                   Chairman of the Board of Directors,
                                   President and Chief Executive Officer

Fremont, California
May 9, 1997


--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                               SIGMA DESIGNS, INC.
                              -------------------
               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

   The enclosed Proxy is solicited on behalf of the Board of Directors of Sigma Designs, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, June 6, 1997, at 2:00 p.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of the Company at 46501 Landing Parkway, Fremont, California 94538. The Company's telephone number is (510) 770-0100.

   These proxy solicitation materials were mailed on or about May 9, 1997 to all shareholders entitled to vote at the Annual Meeting.

                INFORMATION CONCERNING SOLICITATION AND VOTING

PURPOSES OF THE ANNUAL MEETING

   The purposes of the Annual Meeting are (i) to elect four (4) directors to serve for the ensuing year and until their successors are duly elected and qualified; (ii) to ratify and approve an amendment to the Company's 1994 Stock Plan to increase the number of shares available for grant thereunder by 1,000,000 to a total of 3,400,000; (iii) to ratify and approve an amendment to the Company's 1994 Director Option Plan to provide for an increase in the automatic option grant to outside directors by 10,000 shares to a total of 20,000 shares; (iv) to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending January 31, 1998; and (v) to transact such other business as may properly come before the meeting or any adjournment thereof.

RECORD DATE AND SHARES OUTSTANDING

   Shareholders of record at the close of business on April 9, 1997 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. At the Record Date, 11,095,786 shares of the Company's Common Stock were outstanding.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of proxy.

VOTING AND SOLICITATION

   Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four (4) candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

   Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director; (ii) FOR the ratification and approval of an amendment to the Company's 1994 Stock Plan; (iii) FOR the ratification and approval of an amendment to the

Company's 1994 Director Option Plan; and (iv) FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending January 31, 1998. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

   The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than December 31, 1997 in order to be included in the proxy statement and form of proxy relating to that meeting.

FISCAL YEAR END

   The Company's fiscal year ends on January 31. The Company's fiscal year 1997 ended January 31, 1997, and is referred to herein as the "Last Fiscal Year."


                                PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

NOMINEES

   A board of four (4) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. Upon election of the nominees, there shall be one (1) vacancy on the Board of Directors. The Board of Directors presently intends to fill such vacancy with an additional outside director, to serve until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.


   The name of and certain information regarding each nominee is set forth below.

                                                                          DIRECTOR
    NAME OF NOMINEE      AGE             PRINCIPAL OCCUPATION              SINCE
---------------------- ----- ------------------------------------------ ----------
Thinh Q. Tran .........  43  Chairman of the Board, President and Chief    1982
                             Executive Officer of the Company
Julien Nguyen .........  39  Chairman of the Board and Chief Executive     1993
                             Officer of Novita Communications, Inc.
William J. Almon(1)(2).  64  Chairman of the Board and Chief Executive     1994
                             Officer of StorMedia, Inc.
William Wang(1)(2)  ...  33  Chairman of the Board, Chief Executive        1995
                             Officer and President of Diva Technology

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

   Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five (5) years. There are no family relationships among the directors or executive officers of the Company.

   Mr. Tran, a founder of the Company, has served as Chairman of the Board, President and Chief Executive Officer since February 1982. Prior to joining the Company, Mr. Tran was employed by Amdahl Corporation and Trilogy Systems Corporation, both of which were involved in the IBM-compatible mainframe computer market.

   Mr. Nguyen has served as a Director since October 1993. Since November 1996, Mr. Nguyen has served as Chairman and Chief Executive Officer of Novita Communications, Inc., a private Java software company. From February 1995 to October 1996, he served as Co-Chairman and Chief Technical Officer of the Company. From August 1993 until January 1995, he served as the Vice President, Engineering and Chief Technical Officer of the Company. From May 1992 until October 1993, Mr. Nguyen was President and Chief Executive Officer of EMI. From June 1991 to May 1992, Mr .Nguyen served as the Chairman of Photon Machines. From 1986 to 1991, Mr. Nguyen worked at Radius Inc. as Director of Product Development.

   Mr. Almon has served as a Director of the Company since April 1994. In May 1994, he became President and Chief Executive Officer and a Director of StorMedia Inc., a manufacturer of thin film disks. From December 1989 until February 1993, Mr. Almon served as President of Conner Peripherals, Inc., a manufacturer of computer disk drives and storage management devices. From 1958 until 1987, Mr. Almon held various management positions with IBM Corporation, most recently as Vice President, Low End Storage Products. Mr. Almon also serves as a Director of Read-Rite Corporation.

   Mr. Wang has served as a Director of the Company since December 1995. From January 1995 to the present, Mr. Wang has served as Chairman of the Board, Chief Executive Officer and President of Diva Technology and has served since January 1996 as a Director of Diva LABS. From 1990 to April 1997, Mr. Wang served as Chairman of the Board and Chief Executive Officer of MAG Innovision Co., Inc., a supplier of computer monitors. From 1986 until 1990, Mr. Wang worked at Tatung Company of America in the Video Display Division.

REQUIRED VOTE

   The four (4) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect in the election of directors under California law.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors of the Company held a total of four (4) meetings during the Last Fiscal Year. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

   The Audit Committee of the Board of Directors, currently consisting of Mr. Almon and Mr. Wang, met one (1) time during the Last Fiscal Year. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its systems of internal accounting controls.

   The Compensation Committee of the Board of Directors, currently consisting of Mr. Almon and Mr. Wang, met one (1) time during the Last Fiscal Year. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy.

COMPENSATION OF DIRECTORS

   Members of the Board of Directors are currently compensated at the rate of $500 per Board meeting attended plus out-of-pocket expenses related to the attendance at such meetings. During the Last Fiscal Year, Mr. Almon and Mr. Wang were automatically granted options to purchase 2,500 shares of the Company's Common Stock at an exercise price of $9.38 per share pursuant to the Company's 1994 Director Option Plan. See "Proposal No. 3 -- Approval of Amendment to the 1994 Director Option Plan."

RECOMMENDATION OF THE BOARD OF DIRECTORS

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

                  APPROVAL OF AMENDMENT TO THE 1994 STOCK PLAN

GENERAL

   The 1994 Stock Plan (the "Stock Plan") was approved in April 1994 by the Board of Directors and in June 1994 by the shareholders of the Company. There are currently a total of 2,400,000 shares of Common Stock reserved for issuance under the Stock Plan. As of January 31, 1997, options to purchase approximately 1,592,379 shares were outstanding under the Stock Plan and an aggregate of 873,473 shares were available for future grant thereunder.

PROPOSAL

   In March 1997, the Board of Directors approved an amendment to the Stock Plan to increase the number of shares reserved for issuance thereunder by an additional 1,000,000 shares, for an aggregate of 3,400,000 shares reserved for issuance thereunder. At the Annual Meeting, the shareholders are being requested to approve this amendment. The amendment to increase the number of shares reserved under the Stock Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are granted options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

DESCRIPTION OF THE 1994 STOCK PLAN

PURPOSE

   The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants of the Company and to promote the success of the Company's business.

Administration

   The Stock Plan may be administered by the Board of Directors of the Company or by a committee of the Board. All stock option grants are currently being administered by the Board of Directors, except for grants to executive officers, which are currently being administered by the Compensation Committee of the Board of Directors. All questions of interpretation of the Stock Plan are determined by the Board of Directors or its committee, and such determinations are final and binding upon all participants.

Eligibility

   The Stock Plan permits participation by employees and consultants of the Company or its majority- owned subsidiaries. Incentive Stock Options may be granted only to employees, including officers. Nonstatutory Stock Options may be granted to employees or consultants of the Company.

Terms of Options Granted to Employees and Consultants

   The terms of options granted under the Stock Plan may be determined by the Board of Directors or its committee and are currently being determined by the Board of Directors, except for options granted to executive officers, which are currently being determined by the Compensation Committee of the Board of Directors. Each option is evidenced by a stock option agreement between the Company and the employee or consultant to whom such option is granted and is normally subject to the following additional terms and conditions:

      (a) Exercise of the Option: The Board of Directors of the Company or its committee determines the vesting terms of the options granted to employees and consultants under the Stock Plan. The current form of option agreement for new employees provides that options may be exercised at the rate of twenty percent (20%) of the shares granted at the end of the first year after commencement of employment and one-sixtieth ( 1/60 ) of the shares at the end of each month thereafter, for a total vesting period of five (5) years. The Board or its committee may at any time or from time to time accelerate the vesting of any outstanding option. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased, and tendering payment to the Company of the purchase price. The purchase price of the shares purchased upon exercise of any option shall be paid in consideration of such form as is determined by the Board of Directors or its committee, and such form of consideration may vary for each option.

      (b) Option Price: The price of option grants under the Stock Plan is determined by the Board of Directors of the Company or its committee. In the case of an incentive stock option granted to an employee, the option price must not be less than 100% of the fair market value of the Common Stock on the date the option is granted, with the exception that in the case of an option granted to a shareholder who, immediately prior to such grant, owns stock representing more than 10% of the voting power or value of all classes of stock of the Company, the exercise price must not be less than 110% of such fair market value. In the case of a nonstatutory option granted to any other eligible person, the per share exercise price shall be no less than 85% of fair market value per share on the date of grant.

      (c) Termination of Employment: If the optionee's status as an employee or consultant terminates for any reason other than death or disability, options under the Stock Plan may be exercised within such period of time after such termination as the Board or its committee may determine, up to ninety (90) days in the case of incentive and nonstatutory stock options, and may be exercised only to the extent the option was exercisable on the date of termination.

      (d) Disability of Optionee: If an optionee should become totally and permanently disabled while employed by the Company, options may be exercised within twelve (12) months from the date of termination, but only to the extent such options were exercisable on the date of termination and in no event later than the expiration of the term of such options.

      (e) Death of Optionee: If an optionee should die while employed by the Company, options may be exercisable at any time within twelve (12) months after death, but only to the extent the options would have been exercisable had the optionee continued living and remained employed by the Company and in no event later than the expiration of the term of such options.

      (f) Termination of Options: Options granted under the Stock Plan expire ten (10) years from the date of grant or such shorter term as may be provided in the notice of grant. However, in the case of an option granted to an employee who at the time the option is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of an incentive stock option shall not be greater than five (5) years from the date of the grant or such shorter term as may be provided in the notice of grant. No option may be exercised by any person after such expiration.

      (g) Non-transferability of Options: An option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or the laws of descent or distribution, and may be exercised only by the optionee during his lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

      (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Board of Directors or its committee.

Adjustments Upon Changes in Capitalization

   In the event any change is made in the Company's capitalization which results from a stock split or payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration, appropriate adjustment shall be made with respect to shares and options available under the Stock Plan. In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it will terminate immediately prior to the consummation of the proposed action, unless otherwise provided for by the Board in its sole discretion. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option or right shall be substituted by the successor corporation unless the Board makes the option fully exercisable prior to the merger. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the option will terminate upon the expiration of such period.

Amendment and Termination

   The Board of Directors may at any time or from time to time amend, alter, suspend or terminate the Stock Plan without the approval of the shareholders; provided, however, that shareholder approval is required to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor rule or provision or any other applicable law or regulation. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by applicable law, rule or regulation. No action by the Board or shareholders may unilaterally alter or impair any rights previously granted under the Stock Plan without the written consent of the optionee.

Tax Information Regarding Stock Options

   Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or "nonstatutory stock options."

   If an option granted under the Stock Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares at least two
(2) years after grant of the option and one (1) year after receipt of the shares by the optionee, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term, or short-term capital gain or loss, depending on the holding period.

   All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of the Company, the date of taxation may be deferred if the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss.

   The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.

   The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Stock Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

   The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required to approve the foregoing amendment to the Stock Plan.


   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE STOCK PLAN.

                                PROPOSAL NO. 3

          APPROVAL OF AN AMENDMENT TO THE 1994 DIRECTOR OPTION PLAN

GENERAL

   The 1994  Director  Option Plan (the  "Director  Plan") was approved in April
1994 by the Board of Directors and in June 1994 by the shareholders of the Company. There are currently a total of 100,000 shares reserved for issuance under the Director Plan.

PROPOSAL

   In April 1997, the Board of Directors approved an amendment to the Director Plan to provide for an increase in the automatic option grant to outside directors of the Company by 10,000 shares to a total automatic option grant of 20,000 shares. The Board of Directors considers this increase in the number of shares underlying the automatic option grant to be an important factor in attracting and retaining the best available personnel for service as non-employee directors of the Company ("Outside Directors") and closely aligning their interests directly with those of the shareholders.

DESCRIPTION OF THE 1994 DIRECTOR OPTION PLAN

PURPOSE

   The purposes of the Director Plan are to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve on the Board and to encourage their continued service on the Board of Directors.

Administration

   The Director Plan provides that all grants of options to Outside Directors thereunder ("Director Options") shall be automatic and nondiscretionary and shall be made strictly in accordance with the terms thereof.

Eligibility

   The Director Plan provides that Director Options may be granted only to Outside Directors. Non- employee directors who were previously employed by the Company are eligible for participation in the Director Plan. All grants are automatic and are not subject to the discretion of any person, except that an Outside Director may decline to accept Director Options. An Outside Director who has been granted a Director Option may, if he or she is otherwise eligible, be granted an additional Director Option or Options in accordance with such provisions.

Automatic Grant of Director Options

   Each Outside Director, on the date of his or her appointment or election to the Board of Directors, shall be automatically granted a Director Option to purchase 20,000 shares (the "First Director Option") of the Common Stock of the Company. In addition, each Outside Director who has received a First Director Option to purchase 10,000 shares of the Common Stock of the Company shall, upon approval of the amendment to the Director Plan by the shareholders, receive an additional Director Option to purchase 10,000 shares of the Common Stock of the Company. Each First Director Option is exercisable in installments cumulatively with respect to twenty-five percent (25%) of the shares on the first day of the first year after the date of the grant of such First Director Option and with respect to twenty-five percent (25%) of the shares for each subsequent anniversary of the grant of such First Director Option. An Outside Director who was previously employed by the Company receives a First Director Option upon becoming an Outside Director.

   After receiving a First Director Option, an Outside Director is automatically granted an additional Director Option to purchase 2,500 shares of the Common Stock of the Company under the Director Plan. (the "Subsequent Director Option") on July 1 of each year, if on such date, he or she shall have served on the Board of Directors for at least six (6) months. Each Subsequent Director Option is exercisable in installments cumulatively with respect to twenty-five percent (25%) of the shares on the first day of the first year after the date of the grant of such Subsequent Director Option and with respect to twenty-five percent (25%) of the shares for each subsequent anniversary of the grant of such Subsequent Director Option.

Terms of Director Options

   The terms of Director Options granted under the Director Plan are as set forth in the Director Plan. Director Options granted under the Director Plan have a term of ten (10) years from the date of the grant. Each Director Option granted under the Director Plan is evidenced by a written stock option agreement between the Company and the Outside Director to whom such Director Option was granted and is subject to the following additional terms and conditions:

      (a) Exercise of the Option: The Director Options become exercisable as described above under "Automatic Grant of Director Options." A Director Option is exercised by giving written notice of exercise to the Company and tendering full payment of the exercise price to the Company. Payment for shares issued upon exercise of a Director Option may consist entirely of cash, check, or other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said Director Option shall be exercised, or any combination of such methods of payment.

      (b) Exercise Price: The per share exercise price of Director Options granted under the Director Plan is 100% of the fair market value on the date of grant. For so long as the Company's Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per share shall be the closing price on such system or exchange on the date of grant.

      (c) Termination of Status as a Director: The Director Plan provides that in the event of termination of the Outside Director's continuous status as a director (other than as a result of death or total and permanent disability), Director Options may be exercised within three (3) months from the date of such termination (but in no event later than the expiration of the term of such Director Options) as to all or part of the shares which the Optionee was entitled to exercise at the date of termination.

      (d) Death of Optionee: In the event of the death of an optionee, the Director Option may be exercised at any time within twelve (12) months following the date of death of such optionee (but in no event later than the expiration of the term of such Director Option), by the optionee's estate or by a person who acquired the right to exercise the Director Option by bequest or inheritance, but only to the extent that the optionee was entitled to exercise the Director Option at the date of death.

      (e) Disability of Optionee: In the event that an optionee's status as an Outside Director terminates as a result of the optionee's disability, the optionee may exercise his or her Director Option at any time within twelve
   (12) months from the date of such termination, but only to the extent that the optionee was entitled to exercise such Director Option at the date of such termination (and in no event later than the expiration of the term of such Director Option).

      (f) Termination of Director Options: Director Options granted under the Director Plan have terms of ten (10) years from the date of grant. In the event of a "change in control" of the Company, including but not limited to, a merger of the Company with or into another corporation or a sale of all or substantially all of the Company's assets, then the Director Plan requires that each outstanding Director Option be assumed or an equivalent Director Option be substituted by the successor corporation or purchaser; provided, however, if such successor or purchaser refuses to assume the then outstanding Director Options, the Director Plan provides for the full acceleration of the exercisability of all outstanding Director Options for a period lasting thirty (30) days from the date of the acceleration event.

      (g) Non-transferability of Director Options: A Director Option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the optionee. In the event of the optionee's death, Director Options may be exercised by a person who acquires the right to exercise the Director Option by bequest or inheritance.

      (h Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Director Plan as may be determined by the Board of Directors.

Changes in Capitalization

   In the event any change is made in the Company's capitalization which results from a stock split or payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration, appropriate adjustment shall be made with respect to shares and options available under the Director Plan. In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it will terminate immediately prior to the consummation of the proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by the successor corporation. If such option is not assumed or substituted by the successor corporation, then the option shall become fully exercisable prior to the merger. If an option becomes fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the option will terminate upon the expiration of such period.

Amendment and Termination

   The Board of Directors may amend or terminate the Director Plan at any time or from time to time, but not more than once every six months, in such respects as the Board of Directors may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company in making amendments to the Director Plan to the extent and in the manner required by such law or regulation. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by applicable law, rule or regulation. No action by the Board or shareholders may unilaterally alter or impair any rights previously granted under the Director Plan without the written consent of the optionee.

   In any event, the Director Plan shall terminate in April 2004. Any Director Options outstanding under the Director Plan at the time of its termination shall remain outstanding until they expire by their terms.

Tax Information

   The Director Options granted under the Director Plan are deemed "nonstatutory stock options" under the Code. An optionee will not recognize any taxable income at the time optionee is granted a nonstatutory stock option. However, upon exercise of the Director Options, the optionee will recognize ordinary income for tax purposes generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as long-term or short-term capital gain or loss.

   The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee in connection with the exercise of the nonstatutory stock option.

   The foregoing brief summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase of shares under the Director Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

   The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required to approve the foregoing amendment to the Director Plan.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE DIRECTOR PLAN.

                                PROPOSAL NO. 4

             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 1998 and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   Deloitte & Touche LLP has audited the Company's financial statements for each fiscal year since the Company's inception. Its representatives are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

   The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required to approve the foregoing proposal.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 31, 1998.

                                OTHER INFORMATION

EXECUTIVE OFFICERS

   In addition to Mr. Tran, the following persons were executive officers during the Last Fiscal Year and executive officers of the Company as of the Record
Date:

        NAME         AGE                   POSITION
------------------ -----   -------------------------------------------
Silvio Perich .....  48    Senior Vice President, Worldwide Sales
Jacques Martinella   41    Vice President, Engineering
Dan Chen ..........  47    Senior Vice President, Technology
Prem Talreja ......  43    Vice President, Marketing
Kit Tsui ..........  47    Director of Finance, Acting Chief Financial
                             Officer and Secretary

   Mr. Perich joined the Company in September 1985 as Director, Sales. In September 1992, Mr. Perich became Senior Vice President, Worldwide Sales. Mr. Perich was a co-founder of Costar Incorporated, a manufacturer's representative organization for high technology products, where he served as partner from October 1979 to September 1985. From September 1979 until September 1985, Mr. Perich served in several sales management roles at Siliconix Inc., a specialty semiconductor manufacturer. In addition, Mr. Perich was the founder of Mondix Corporation, an international sales management consultant firm, where he served as President from December 1979 to October 1983.

   Mr. Martinella joined the Company in May 1994 as Director, VLSI Engineering. In December 1995, Mr. Martinella became Vice President, Engineering. From June 1990 to April 1994, Mr. Martinella served in various engineering and management positions at Weitek, a microchip manufacturer. In addition, Mr. Martinella was an engineer at National Semiconductor, a semiconductor manufacturer, from June 1982 to June 1990.

   Dr. Chen joined the Company in June 1996 as Senior Vice President, Technology. From May 1995 to May 1996, Dr. Chen was President of Active Design Corp., a private PC graphics company. From August 1994 to May 1995, Dr. Chen was Vice President of ASIC technology at Advance Logic, a custom chip design company. From May 1991 to August 1994, Dr. Chen was Technical Director in charge of the Windows graphics accelerator product line at Trident Microsystems, Inc.,a graphics chip design company. From August 1985 to April 1991, Dr. Chen was a Technical Director at GM Hughes Electronics, a defense electronics company. From 1978 to 1985, Dr. Chen held various senior engineering positions at Mattel Electronics and Xerox Corporation.

   Mr. Talreja joined the Company in March 1996 as Vice President, Marketing. From June 1994 to February 1996, Mr. Talreja was Director, Marketing of OPTi, Inc., an ASIC design company. From April 1991 to May 1994, Mr. Talreja was Marketing Manager of Cirrus Logic, Inc., a diversified semiconductor company. From June 1988 to March 1991, Mr. Talreja was Vice President, Marketing of Able Communications, a private telecommunications company. From January 1984 to May 1988, Mr. Talreja was Marketing Manager of Siemens Semiconductor, a semiconductor company. From January 1979 to April 1988, Mr. Talreja was Product Marketing Manager of Inmos Corporation, an ASIC design company.

   Ms. Tsui joined the Company in November 1982 as its Accounting Manager. Ms. Tsui was promoted to Director of Finance in February 1990 and became Acting Chief Financial Officer and Secretary in December 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with.

                                   MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The  following  table sets forth  certain  information  regarding  beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is known by the Company to own  beneficially  more than 5% of the  Company's
Common Stock,  (ii) each of the Company's  directors,  (iii) the Company's Chief
Executive  Officer  and  each  of  the  three  other  most  highly   compensated
individuals  who served as executive  officers of the Company at fiscal year end
(the "Named  Officers")  and (iv) all  individuals  who served as  directors  or executive officers at fiscal year end as a group:

                                                                    SHARES BENEFICIALLY
                                                                        OWNED(1)(2)
                                                                  ---------------------
              DIRECTORS, OFFICERS AND 5% SHAREHOLDERS                NUMBER     PERCENT
----------------------------------------------------------------- ----------- ---------
FMR Corp.(3) .....................................................   623,300     5.4%
 82 Devonshire Street
Boston, MA 02109
Thinh Q. Tran(4) .................................................   725,491     6.3%
Julien Nguyen ....................................................   332,200     2.9%
Silvio Perich(5) .................................................   113,833     1.0%
Jacques Martinella(6) ............................................    25,591       *
Prem Talreja(7) ..................................................    10,066       *
William J. Almon(8) ..............................................     5,625       *
William Wang(9) ..................................................     2,500       *
All Directors and Executive Officers at fiscal year end as a
 group (9 persons) (10) .......................................... 1,399,877    12.2%

-----------------
* Less than 1%.

 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of April 9, 1997 through the exercise of any stock option or other right.

 (2) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise noted, the address for all persons shall be the principal executive office of the Company.

 (3) Based solely upon filings made by such shareholder with the Securities and Exchange Commission.

 (4) Includes 218,000 shares issuable upon exercise of outstanding options which were exercisable at April 9, 1997 or within sixty (60) days thereafter.

 (5) Includes 111,833 shares issuable upon the exercise of outstanding options which were exercisable at April 9, 1997 or within sixty (60) days thereafter.

 (6) Includes 25,591 shares issuable upon the exercise of outstanding options which were exercisable at April 9, 1997 or within sixty (60) days thereafter.

 (7) Includes 9,333 shares issuable upon the exercise of outstanding options which were exercisable at April 9, 1997 or within sixty (60) days thereafter.

 (8) Includes 5,625 shares issuable upon the exercise of outstanding options which were exercisable at April 9, 1997 or within sixty (60) days thereafter.

 (9) Includes 2,500 shares issuable upon the exercise of outstanding options which were exercisable at April 9, 1997 or within sixty (60) days thereafter.

(10) Includes 397,607 shares issuable upon the exercise of outstanding options held by nine (9) officers and directors which were exercisable at April 9, 1997 or within sixty (60) days thereafter.

EXECUTIVE COMPENSATION

   The following table shows, as to each of the Named Officers, information concerning compensation paid for services to the Company in all capacities during the three fiscal years ended January 31, 1997:

                          SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                              ANNUAL COMPENSATION               AWARDS SECURITIES
                                     ------------------------------------ ---------------------------
                              FISCAL                                        UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR       SALARY         BONUS      OTHER  OPTIONS (#)   COMPENSATION
--------------------------- -------- -------------- ------------- ------- ------------ --------------
Thinh Q. Tran ..............   1997     $186,923         --          --          --          --
Chairman of the Board,         1996     $179,654         --          --      120,000         --
President and Chief            1995     $157,192         --          --      400,000         --
Executive Officer

Silvio Perich ..............   1997     $103,769       $57,621(1)    --          --          --
Senior Vice President,         1996     $100,000       $69,854(2)    --       50,000         --
Worldwide Sales                1995     $ 86,615       $18,357(3)    --       20,000         --

Jacques Martinella .........   1997     $127,261       $10,000(4)    --          --          --
Vice President,                1996     $111,840         --          --       13,882         --
Engineering                    1995     $ 60,631(5)      --          --       32,500         --

Prem Talreja ...............   1997     $106,846(6)      --          --       40,000         --
Vice President,                1996          --          --          --          --          --
Marketing                      1995          --          --          --          --          --

----------------
(1) Represents total amount of commission paid to Mr. Perich for the fiscal year ended January 31, 1997.

(2) Represents total amount of commission paid to Mr. Perich for the fiscal year ended January 31, 1996.

(3) Represents total amount of commission paid to Mr. Perich for the fiscal year ended January 31, 1995.

(4) Represents a performance bonus paid to Mr. Martinella for the fiscal year ended January 31, 1997.

(5) Mr. Martinella joined the Company in May 1994. This amount represents the total amount of salary paid to Mr. Martinella for the fiscal year ended January 31, 1995.

(6) Mr. Talreja joined the Company in March 1996. This amount represents the total amount of salary paid to Mr. Talreja for the fiscal year ended January 31, 1997.


   The following table shows, as to each of the Named Officers, option grants during the Last Fiscal Year and the potential realizable value of options, assuming 5% and 10% appreciation, at the end of their term:

                              INDIVIDUAL GRANTS


                                                                                      POTENTIAL REALIZABLE
                                                                                              VALUE
                                                                                       AT ASSUMED ANNUAL
                                                                                              RATES
                           NUMBER OF       % OF TOTAL                                    OF STOCK PRICE
                           SECURITIES       OPTIONS                                      APPRECIATION
                           UNDERLYING      GRANTED TO                                   FOR OPTION TERM
                            OPTIONS       EMPLOYEES IN     EXERCISE     EXPIRATION  ----------------------
          NAME              GRANTED      FISCAL YEAR(1)     PRICE          DATE         5%(2)      10%(2)
----------------------- -------------- ---------------- ------------ -------------- ----------- ----------
Thinh Q. Tran ..........      --             --             $ --           --           $  --     $  --
Silvio Perich ..........      --             --               --           --              --        --
Jacques Martinella  ....      --             --               --           --              --
Prem Talreja ...........    40,000 (3)       13%             8.75       3/27/2006        220,133   557,810

----------------------

(1) The Company granted options representing 307,500 shares to employees in the Last Fiscal Year under the Company's 1994 Stock Plan.

(2) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock price.

(3) These options were granted under the Company's 1994 Stock Plan and have exercise prices equal to the fair market value on the date of grant. The options become exercisable cumulatively over a period of five (5) years at the rate of twenty percent (20%) of the shares one (1) year after the vesting commencement date specified in the grants and one-sixtieth ( 1/60 ) of the shares each month thereafter for the next four (4) years. The options expire ten (10) years from the date of grant. The 1994 Stock Plan is currently administered by the Board of Directors, except for grants to executive officers, which are administered by the Compensation Committee. The Board of Directors and the Compensation Committee have broad discretion and authority to amend outstanding options and to reprice options, whether through an exchange of options or an amendment thereto. Grants under the Stock Plan are made at the discretion of the Board of Directors; accordingly, future grants under the Stock Plan are not yet determinable.

   The following table shows, as to each of the Named Officers, information concerning options exercised during the Last Fiscal Year and the value of options held at fiscal year end:

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                        SHARES                    UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                       ACQUIRED                 OPTIONS AT FISCAL YEAR END        FISCAL YEAR END(1)
                          ON         VALUE    ----------------------------- -----------------------------
        NAME         EXERCISE (#) REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------- ------------ ------------ ------------- --------------- ------------- ---------------
Thinh Q. Tran ......  200,000      $1,249,200    143,333        336,667         $766,782      $1,810,818
Silvio Perich ......    --           --          110,117         59,883          648,229         346,421
Jacques Martinella      --           --           21,257         25,125          712,708         131,811
Prem Talreja .......    --           --                0         40,000                0          55,000

----------------------
(1)  Calculated by determining the difference between the closing price of the securities  underlying the options at January 31, 1997  ($10.13) as  reported on the Nasdaq  National  Market and the  exercise price of the options.

REPRICING OF OPTIONS


   On April 22, 1997, the Board of Directors of the Company approved the repricing of all outstanding options to purchase the Common Stock of the Company to an exercise price of $2.31, the closing price of the Common Stock of the Company as reported on the Nasdaq National Market on such date.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

   The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers") should be influenced by the Company's performance. The Committee establishes the salaries of all of the Executive Officers by considering (i) the Company's financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Committee believes that the Company's executive officer salaries in the last fiscal year were comparable in the industry for similarly-sized business.

   In addition to salary, the Committee, from time to time, grants options to Executive Officers. The Committee thus views stock option grants as an important component of its long-term, performance- based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting stock options to an Executive Officer is the Executive Officer's ability to influence the Company's long-term growth and profitability.


          COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                        William J. Almon
                          William Wang


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee consists of William J. Almon and William Wang, each of whom is an independent, non-employee director. No Executive Officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more Executive Officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPANY STOCK PRICE PERFORMANCE

   The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for the five-year period beginning January 31, 1992 and ending January 31, 1997 for the Company, the CRSP Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and the CRSP Index for Computer Manufacturers' Stocks (the "Nasdaq Computer Manufacturers' Index"). The graph assumes that $100 was invested in the Company's Common Stock on January 31, 1992 and in the Nasdaq Index and the Nasdaq Computer Manufacturers' Index on January 31, 1992. Note that historic stock price performance is not necessarily indicative of future stock price performance.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                                        Cumulative Total Return
                      ----------------------------------------------------------
                      01/31/92  01/31/93  01/29/94  01/31/95  01/31/96  01/31/97
                      --------  --------  --------  --------  --------  --------
Sigma Designs, Inc.     100       92.9      203.6      94.6     109.8    144.6
Nasdaq Stock Market     100      113.1      130.0     124.1     175.3    229.9
Nasdaq Computer
  Manufacturers Stocks  100      123.4      116.7     119.4     193.1    281.1

NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D. The index level for all series was set to $100.0 on 01/31/92.

                                OTHER MATTERS

   The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

   It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                                        FOR THE BOARD OF DIRECTORS



                                        Thinh Q. Tran
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer

Dated: May 9, 1997

                                                                      APPENDIX A

PROXY                        SIGMA DESIGNS, INC.                        PROXY
                PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned shareholder of SIGMA DESIGNS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 9, 1997, and hereby appoints Thinh Q. Tran and Kit Tsui, and each of them, proxies and attorney-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of SIGMA DESIGNS, INC. to be held on Friday, June 6, 1997, at 2:00 p.m., local time, at the principal executive offices of the Company at 46501 Landing Parkway, Fremont, California 94538, and at any postponement(s) or adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

   Both of such attorneys or substitutes shall be present and shall act at said meeting of any postponement(s) or adjournment(s) thereof (or if only one shall be present and acting, then that one) and shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

   THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1994 STOCK PLAN, FOR THE AMENDMENT TO THE 1994 DIRECTOR OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 1998, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                  (CONTINUED AND TOBE SIGNED ON REVERSE SIDE)

                                                                     Please mark
                                                                 [X]  your votes
                                                                       as this


1. Elections of Directors                   WITHHOLD
  (INSTRUCTION: IF YOU WISH TO     FOR      FOR ALL
  WITHHOLD AUTHORITY TO VOTE FOR
  ANY INDIVIDUAL NOMINEE, STRIKE   [ ]        [ ]
  A LINE THROUGH THAT NOMINEE'S
  NAME IN THE LIST BELOW:)
Thinh Q. Tran; Julien Nguyen; William J. Almon;
William Wang

--------------------------------------------------

I PLAN TO ATTEND THE MEETING                  [ ]



                                                       FOR     AGAINST   ABSTAIN
2. Proposal  to  approve  an   amendment   to  the     [ ]       [ ]       [ ]
   Company's  1994  Stock  Plan  to  increase  the
   number of shares available for grant thereunder
   by  1,000,000  shares  to a total of  3,400,000
   shares:

3. Proposal  to  approve  an   amendment   to  the     [ ]       [ ]       [ ]
   Company's 1994 Director Option Plan to provide for an increase in the automatic option grant to outside directors by 10,000 shares to a total of 20,000 shares:

4. Proposal to ratify the  appointment  of Ernst &     [ ]       [ ]       [ ]
   Young LLP as independent auditors for the Company for the fiscal year ending January 31, 1998:

   In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any postponement(s) or adjournment(s) thereof.



Signature(s)__________________________________________    Dated____________,1997

This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held by joint tenants or as community property, both should sign.